330 Antlers Drive
                                        Rochester, NY 14618
                                        December 17, 1985


Manning & Napier Fund, Inc.
One East Avenue
Rochester, NY  14604

Gentlemen:

        The undersigned hereby represents and warrants, in connection with the purchase of 250 shares of capital stock, $.01 par value, of the Small Cap Series of Manning & Napier Fund, Inc. (the "Shares") on December 17, 1985, that such purchase was made for investment and not for distribution thereof and that the undersigned has no present intention to redeem or otherwise dispose of such Shares.


                                        Very truly yours,

                                        /s/ William J. Napier
                                             William J. Napier



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                                        55 Main Street Apt.1502
                                        Roosevelt Island, NY  10044
                                        December 17, 1985


Manning & Napier Fund, Inc.
One East Avenue
Rochester, NY  14604

Gentlemen:

        The undersigned hereby represents and warrants, in connection with the purchase of 250 shares of capital stock, $.01 par value, of the Small Cap Series of Manning & Napier Fund, Inc. (the "Shares") on December 17, 1985, that such purchase was made for investment and not for distribution thereof and that the undersigned has no present intention to redeem or otherwise dispose of such Shares.


                                        Very truly yours,

                                        /s/ Christopher W. Beal
                                             Christopher W. Beal

                                        36 Buttermilk Hill Rd.
                                        Pittsford, NY 14534
                                        December 17, 1985


Manning & Napier Fund, Inc.
One East Avenue
Rochester, NY  14604

Gentlemen:

        The undersigned hereby represents and warrants, in connection with the purchase of 250 shares of capital stock, $.01 par value, of the Small Cap Series of Manning & Napier Fund, Inc. (the "Shares") on December 17, 1985, that such purchase was made for investment and not for distribution thereof and that the undersigned has no present intention to redeem or otherwise dispose of such Shares.


                                        Very truly yours,

                                        /s/ Reuben Auspitz
                                             Reuben Auspitz

                                        26 Thomville Circle
                                        Penfield, NY  14526
                                        December 17, 1985


Manning & Napier Fund, Inc.
One East Avenue
Rochester, NY  14604

Gentlemen:

        The undersigned hereby represents and warrants, in connection with the purchase of 250 shares of capital stock, $.01 par value, of the Small Cap Series of Manning & Napier Fund, Inc. (the "Shares") on December 17, 1985, that such purchase was made for investment and not for distribution thereof and that the undersigned has no present intention to redeem or otherwise dispose of such shares.


                                        Very truly yours,

                                        /s/ William Manning
                                             William Manning





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